UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	August 20, 2008 (August 4, 2008)

HIRSCH INTERNATIONAL CORP.
(Exact name of registrant as specified in charter)

Delaware	000-23434	11-2230715
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Engineers Road, Hauppauge, New York 11788
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (631) 436-7100

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported under Item 1.01 of the Current Report on Form 8-K filed by Hirsch International Corp. (the “Company”) on August 6, 2008, the Company acquired 80% of the outstanding equity interest in U.S. Graphic Arts, Inc. (“U.S. Graphics”) pursuant to a Share Purchase and Sale Agreement, dated as of August 4, 2008 (the “Purchase Agreement”), among the Company, U.S. Graphics, Scott O. Fresener, Patricia Fresener, Scott M. Fresener, Mishelle Fresener (collectively, the “Sellers”) and Fresener Holdings, LLC. In connection with and as a condition to this acquisition, Graphic Arts Acquisition Corporation, a wholly-owned subsidiary of the Company, purchased certain outstanding indebtedness of U.S. Graphics and agreed, under certain circumstances, to make further advances to US Graphics.

This Current Report on Form 8-K/A provides the historical financial statements of U.S. Graphics under Item 9.01(a) and the pro forma financial information under Item 9.01(b), which financial statements and information were not included in the Current Report on Form 8-K filed on August 6, 2008.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements.

i.          Audited financial statements for U.S Graphics Inc. as of and for the year ended December 31, 2007 is filed as Exhibit 99.1 herewith.

ii.         Unaudited financial statements for U.S. Graphics for the six months ended June 30, 2008 and the six months ended June 30, 2007 is filed as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information, giving pro forma effect to the acquisition described in Item 1.01, is filed as Exhibit 99.3.

(d)	Exhibits

Exhibit Number	Description

23.1	Consent of BDO Seidman, LLP

99.1	Financial statements of U.S. Graphic Arts, Inc. as of and for the year ended December 31, 2007.

99.2	Unaudited financial statements of U.S. Graphic Arts, Inc. as of June 30, 2008 and for the six months ended June 30, 2008 and 2007.

99.3

Unaudited pro forma consolidated condensed balance sheet as of June 30, 2008 and consolidated condensed statements of operations of Hirsch International Corp. and subsidiaries and U.S. Graphic Arts, Inc. for the six months ended June 30, 2008 and the year ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hirsch International Corp.
(Registrant)

October 20, 2008	By:	/s/ Beverly Eichel
		Name:	Beverly Eichel
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of BDO Seidman, LLP

99.1	Financial statements of U.S. Graphic Arts, Inc. as of and for the year ended December 31, 2007.

99.2	Unaudited financial statements of U.S. Graphic Arts, Inc. as of June 30, 2008 and for the six months ended June 30, 2008 and 2007.

99.3

Unaudited pro forma consolidated condensed balance sheet as of June 30, 2008 and consolidated condensed statements of operations of Hirsch International Corp. and subsidiaries and U.S. Graphic Arts, Inc. for the six months ended June 30, 2008 and the year ended December 31, 2007.